Investment Portfolio
(UNAUDITED) | 07.31.2020
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 98.1%	Shares	Value
Aerospace & defense - 2.5%
Lockheed Martin Corp.	46,026	$17,442,473
Air freight & logistics - 1.4%
United Parcel Service, Inc., Class B	67,160	9,587,762
Banks - 6.8%
JPMorgan Chase & Co.	224,240	21,670,554
The PNC Financial Services Group, Inc.	151,071	16,114,743
Truist Financial Corp.	267,385	10,016,242
Beverages - 6.5%
PepsiCo, Inc.	175,135	24,109,084
The Coca-Cola Co.	448,045	21,165,646
Biotechnology - 1.8%
Amgen, Inc.	50,598	12,379,813
Capital markets - 0.9%
CME Group, Inc.	36,742	6,105,786
Chemicals - 2.9%
Air Products & Chemicals, Inc.	71,120	20,385,126
Communications equipment - 3.5%
Cisco Systems, Inc.	511,877	24,109,407
Diversified telecommunication services - 3.8%
Verizon Communications, Inc.	460,901	26,492,589
Electric utilities - 3.9%
American Electric Power Co., Inc.	116,385	10,111,529
NextEra Energy, Inc.	61,681	17,313,856
Electrical equipment - 2.0%
Rockwell Automation, Inc.	64,279	14,021,821
Equity real estate investment trusts (REITs) - 6.9%
Crown Castle International Corp.	132,290	22,052,743
Prologis, Inc.	250,572	26,415,300
Food & staples retailing - 1.0%
Sysco Corp.	129,993	6,870,130
Health care equipment & supplies - 4.3%
Abbott Laboratories	103,980	10,464,547
Medtronic PLC	201,645	19,454,710
Health care providers & services - 1.0%
UnitedHealth Group, Inc.	23,046	6,977,868
Hotels, restaurants & leisure - 3.5%
McDonald's Corp.	125,510	24,384,083
Household durables - 1.5%
Garmin Ltd.	108,663	10,713,085
Household products - 3.7%
The Procter & Gamble Co.	196,314	25,740,692
Industrial conglomerates - 1.5%
Honeywell International, Inc.	70,025	10,459,634

Insurance - 2.3%
Chubb Ltd.	123,876	15,761,982
IT services - 2.5%
Automatic Data Processing, Inc.	133,793	17,782,428
Media - 2.0%
Comcast Corp., Class A	328,186	14,046,361
Multiline retail - 3.1%
Target Corp.	170,665	21,483,310
Oil, gas & consumable fuels - 2.3%
Chevron Corp.	192,322	16,143,509
Pharmaceuticals - 10.1%
Eli Lilly & Co.	108,029	16,235,678
Johnson & Johnson	124,587	18,159,801
Merck & Co., Inc.	235,753	18,916,821
Pfizer, Inc.	453,179	17,438,328
Road & rail - 2.6%
Union Pacific Corp.	103,281	17,903,761
Semiconductors & semiconductor equipment - 5.5%
Broadcom, Inc.	47,302	14,982,909
Texas Instruments, Inc.	182,857	23,323,410
Software - 4.6%
Microsoft Corp.	156,044	31,990,580
Specialty retail - 3.7%
The Home Depot, Inc.	96,395	25,591,909
Total common stocks (cost $497,846,472)		684,320,010
Total investment portfolio (cost $497,846,472) - 98.1%		684,320,010
Other assets in excess of liabilities - 1.9%		13,322,926
Total net assets - 100.0%		$697,642,936

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:
Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.